UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 9, 2005
(Date of earliest event reported)

Computer Associates International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9247	13-2857434
(Commission File Number)	(IRS Employer Identification No.)

One Computer Associates Plaza Islandia, New York (Address of Principal Executive Offices)	11749 (Zip Code)
(631) 342-6000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-23.1: CONSENT OF KPMG LLP
EX-99.1: UNAUDITED PRO FORM CONDENSED BALANCE SHEET AND STATEMENTS OF OPERATIONS

Item 9.01.     Financial Statements and Exhibits
      As previously disclosed, the Company completed the acquisition of the common stock of Niku Corporation (“Niku”) on July 29, 2005 for a purchase price of approximately $337 million. The Company is filing this report to provide the required financial statements of Niku, and the pro forma financial statements relating to the Niku acquisition, specified below. For more information about the Niku acquisition, see the Company’s Current Reports on Form 8-K filed with the SEC on June 10 and August 2, 2005, which are hereby amended.
      (a) Financial Statement of Business Acquired:
      The following financial statements of Niku are incorporated herein by reference to Niku’s Annual Report on Form 10-K filed with the SEC on April 15, 2005:

Reports of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of January 31, 2005 and 2004

Consolidated Statements of Operations and Comprehensive Income (Loss) for the Years Ended January 31, 2005, 2004 and 2003

Consolidated Statements of Stockholders’ Equity (Deficit) for the Years Ended January 31, 2005, 2004 and 2003

Consolidated Statements of Cash Flows for the Years Ended January 31, 2005, 2004 and 2003

Notes to Consolidated Financial Statements
      The following financial statements of Niku are incorporated herein by reference to Niku’s Quarterly Report on Form 10-Q filed with the SEC on June 8, 2005:

Condensed Consolidated Statements of Income and Comprehensive Income (unaudited) for the Three Months Ended April 30, 2005 and 2004

Condensed Consolidated Balance Sheets (unaudited) as of April 30 and January 31, 2005

Condensed Consolidated Statements of Cash Flows (unaudited) for the Three Months Ended April 30, 2005 and 2004

Notes to Condensed Consolidated Financial Statements (unaudited)
      (b) Pro Forma Financial Information
      Attached hereto as Exhibit 99.1 and incorporated herein by reference are (i) the unaudited pro forma condensed balance sheet as of June 30, 2005, which gives effect to the Niku acquisition as if it had been completed on June 30, 2005, and (ii) the unaudited pro forma condensed statements of operations for the fiscal year ended March 31, 2005 and the three months ended June 30, 2005, which give effect to the Niku acquisition as if it had been completed on April 1, 2004.
      (c) Exhibits
      Exhibit 23.1 Consent of KPMG LLP
      Exhibit 99.1: Unaudited Pro Form Condensed Balance Sheet and Unaudited Pro Forma Condensed Statements of Operations

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER ASSOCIATES INTERNATIONAL, INC.

By:	/s/ Kenneth V. Handal
Kenneth V. Handal Executive Vice President, General Counsel and Corporate Secretary
Date: October 18, 2005